UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2018

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices and zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2018, Taylor Morrison Home Corporation (the “Company”) issued a press release setting forth its financial results for its third quarter ended September 30, 2018. A copy of the Company’s press release is attached as Exhibit 99.1 to this report. The Company does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to be incorporated by reference into filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure

As disclosed in Item 2.02 above, on October 31, 2018, the Company issued a press release setting forth its financial results for its third quarter ended September 30, 2018. In addition, a copy of the supplemental information which will be discussed during the Company’s earnings call at 8:30 a.m. Eastern Time on Wednesday, October 31, 2018 is attached to this report as Exhibit 99.2 and incorporated herein by reference.

The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements.

Statements contained in or incorporated by reference into this Current Report include “forward-looking statements.” These statements are subject to a number of risks, uncertainties and other factors that could cause Taylor Morrison’s actual results, performance, prospects or opportunities, as well as those of the markets Taylor Morrison serves or intends to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “may,” “can,” “could,” “might,” “will” and similar expressions identify forward-looking statements, including statements related to the transactions and the lack of any material operational or financial impact related thereto.

Such risks, uncertainties and other factors include, among other things: the impact of future regulatory requirements related to the transactions, stock market and stock analyst reaction to the transactions, and the impact of the transactions on Taylor Morrison’s credit rating, if any. In addition, other such risks and uncertainties may be found in Taylor Morrison’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) as such factors may be updated from time to time in Taylor Morrison’s periodic filings with the SEC. Taylor Morrison undertakes no duty to update any forward-looking statement, whether as a result of new information, future events or changes in Taylor Morrison’s expectations, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued October 31, 2018 by Taylor Morrison Home Corporation and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

99.2	Supplemental information provided in connection with the Q3 2018 Earnings Call of Taylor Morrison Home Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: October 31, 2018

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